Section 906 Certifications

MH ELITE PORTFOLIO OF FUNDS TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the MH Elite Portfolio of Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of MH Elite Portfolio of Funds Trust for the period ended December 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of MH Elite Portfolio of Funds Trust for the stated period.

Date: February 13, 2026	/s/ Harvey Merson Harvey Merson, Chief Executive Officer

Date: February 13, 2026	/s/ Jeff Holcombe Jeff Holcombe, Chief Financial Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MH Elite Portfolio of Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.